FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1996-1

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Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1996-1 Supplement, dated as of November 27, 1996 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to
prepare   certain   information   each   month   regarding    distributions   to
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


 Due Period Ending                                           January 31, 2001
 Determination Date                                          February 7, 2001
 Distribution Date                                          February 15, 2001

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                                                                    ----
 Class A Accumulation Period ("Y" or "N")?                            N
                                                                    ----
                                                                    ----
 Class B Accumulation Period ("Y" or "N")?                            N
                                                                    ----
                                                                    ----
 Early Amortization Period ("Y" or "N")?                              N
                                                                    ----
                                                                    ----
 Class B Investor Amount paid in full ("Y" or "N")?                   N
                                                                    ----
                                                                    ----
 Sharing Principal Collections with another Series ("Y" or "N")?      N
                                                                    ----
                                                                    ----

 MASTER TRUST INFORMATION

 Receivables

 1.     The aggregate amount of Eligible Receivables as of the end of
        the last day of the relevant Due Period                                       $ 1,251,999,442.62

 2.     The aggregate amount of Principal Receivables as of the end
        of the last day of the relevant Due Period                                    $ 1,223,414,020.69

 3.     The aggregate amount of Finance Charge Receivables as of
        the end of the last day of the relevant Due Period                            $    28,585,421.93

 4.     The aggregate amount of Discount Option Receivables as of
                                                                                      ------------------
                                                                                      ------------------
        the last day of the relevant Due Period                                       $             0.00
                                                                                      ------------------
                                                                                      ------------------

 5.     The Transferor Amount as of the end of the last day of the
        relevant Due Period                                                           $    32,014,020.69

 6.     The minimum Transferor Amount as of the end of the last
        day of the relevant Due Period                                                $             0.00

 7.     The Excess Funding Account Balance as of the end of the
        last day of the relevant Due Period                                           $             0.00

 8.     The aggregate principal balance of Receivables determined to be
        Receivables of Defaulted Accounts for the relevant Due Period                 $     6,806,716.09

 9.     The aggregate amount of Recoveries for the relevant Due Period                $     1,825,372.70

 10.    The Default Amount for the relevant Due Period                                $     4,981,343.39

 Collections

 11.    The aggregate amount of Collections of Principal Receivables
        for the relevant Due Period                                                   $   131,829,799.91

 12.    The aggregate amount of Collections of Finance Charge
        Receivables for the relevant Due Period                                       $    20,023,839.34

 13.    The aggregate amount of interest earnings (net of losses
        and investment expenses) on the Excess Funding
        Account for the relevant Due Period                                           $             0.00

 14.    The aggregate amount of Collections processed for the relevant
        Due Period (sum of lines 9+11+12+13)                                          $   153,679,011.95

                                                                                      ------------------
                                                                                      ------------------
 15.    The average Discount Percentage for the relevant Due Period                   %            0.00%
                                                                                      ------------------
                                                                                      ------------------

 Invested Amounts

 16.    The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                     $   162,000,000.00
                      b.  Class B                                                     $    22,500,000.00
                      c.  Collateral Indebtedness Interest                            $    29,250,000.00
                      d. Class D                                                      $    11,250,000.00
                                                                                      ------------------
                                                                                      ------------------
                      e.  Total Invested Amount (sum of a - d)                        $   225,000,000.00

 17.    The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                     $   174,000,000.00
                      b.  Class B                                                     $    17,400,000.00
                                                                                      ------------------
                                                                                      ------------------
                      c.  Total Invested Amount (sum of a - b)                        $   191,400,000.00

 18.    The Series 2000-1 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                     $   365,000,000.00
                      b.  Class B                                                     $    57,500,000.00
                      c.  Collateralized Trust Obligation                             $    47,500,000.00
                      d.  Class D                                                     $    30,000,000.00
                                                                                      ------------------
                                                                                      ------------------
                      e.  Total Invested Amount (sum of a - d)                        $   500,000,000.00

 19.    The Series 2000-2 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                     $   200,750,000.00
                      b.  Class B                                                     $    31,625,000.00
                      c.  Collateralized Trust Obligation                             $    26,125,000.00
                      d.  Class D                                                     $    16,500,000.00
                                                                                      ------------------
                                                                                      ------------------
                      e.  Total Invested Amount (sum of a - d)                        $   275,000,000.00

 20.    The aggregate Invested Amount across all series of Investor
        Certificates outstanding as of the end of the last day of the
        relevant Due Period                                                           $ 1,191,400,000.00

 Investor Amounts

 21.    The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                     $   162,000,000.00
                      b.  Class B                                                     $    22,500,000.00
                      c.  Collateral Indebtedness Interest                            $    29,250,000.00
                      d.  Class D                                                     $    11,250,000.00
                                                                                      ------------------
                                                                                      ------------------
                      e.  Total Investor Amount (sum of a - d)                        $   225,000,000.00

 22.    The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                     $   174,000,000.00
                      b.  Class B                                                     $    17,400,000.00
                                                                                      ------------------
                                                                                      ------------------
                      c.  Total Investor Amount (sum of a - b)                        $   191,400,000.00

 23.    The Series 2000-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                     $   365,000,000.00
                      b.  Class B                                                     $    57,500,000.00
                      c.  Collateralized Trust Obligation                             $    47,500,000.00
                      d.  Class D                                                     $    30,000,000.00
                                                                                      ------------------
                                                                                      ------------------
                      e.  Total Adjusted Invested Amount (sum of a - d)               $   500,000,000.00

 24.    The Series 2000-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                     $   200,750,000.00
                      b.  Class B                                                     $    31,625,000.00
                      c.  Collateralized Trust Obligation                             $    26,125,000.00
                      d.  Class D                                                     $    16,500,000.00
                                                                                      ------------------
                                                                                      ------------------
                      e.  Total Adjusted Invested Amount (sum of a - d)               $   275,000,000.00

 25.    The aggregate Investor Amount across all series of Investor
        Certificates outstanding as of the end of the last day of the
        relevant Due Period                                                           $ 1,191,400,000.00

 Series 1996-1 Allocation Percentages

 26.    The Fixed Percentage with respect to the relevant
        Due Period
                      a.  Class A                                                     %            0.00%
                      b.  Class B                                                     %            0.00%
                      c.  Collateral Indebtedness Interest                            %            0.00%
                      d.  Class D                                                     %            0.00%
                                                                                      ------------------
                                                                                      ------------------
                      e.  Series 1996-1 Total                                                      0.00%
                                                                                      ------------------
                                                                                      ------------------

 27.    The Floating Percentage with respect to the relevant
        Due Period
                      a.  Class A                                                     %           13.12%
                      b.  Class B                                                     %            1.82%
                      c.  Collateral Indebtedness Interest                            %            2.37%
                      d.  Class D                                                     %            0.91%
                                                                                      ------------------
                                                                                      ------------------
                      e.  Series 1996-1 Total                                                     18.22%
                                                                                      ------------------
                                                                                      ------------------

 Allocation of Collections

 28.    The Series 1996-1 allocation of Collections of Principal
        Receivables for the relevant Due Period (line 27 times
        line 11)
                      a.  Class A                                                     $    17,298,088.66
                      b.  Class B                                                     $     2,402,512.31
                      c.  Collateral Indebtedness Interest                            $     3,123,266.01
                      d.  Class D                                                     $     1,201,256.16
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                                                                                      ------------------
                      e.  Series 1996-1 Total                                         $    24,025,123.14
                                                                                      ------------------
                                                                                      ------------------

 29.    The Series 1996-1 allocation of Collections of Finance
        Charge Receivables for the relevant Due Period (line 27
        times line 12)
                      a.  Class A                                                     $     2,627,434.38
                      b.  Class B                                                     $       364,921.44
                      c.  Collateral Indebtedness Interest                            $       474,397.87
                      d.  Class D                                                     $       182,460.72
                                                                                      ------------------
                                                                                      ------------------
                      e.  Series 1996-1 Total                                         $     3,649,214.41
                                                                                      ------------------
                                                                                      ------------------

 Portfolio Yield and Delinquencies

 30.    The Portfolio Yield for the relevant Due Period (including
        Shared Excess Finance Charge Collections, if allocated)
        with respect to Series 1996-1                                                 %           14.64%

 31.    The 3-month average Portfolio Yield for the three most recent
        Due Periods                                                                   %           14.09%

 32.    The Base Rate for the relevant Due Period                                     %            8.15%

 33.    The 3-month average Base Rate for the three most recent
        Due Periods                                                                   %            8.67%

 34.    Average Portfolio Yield less average Base Rate                                %            5.42%

 35.    The amount of Shared Excess Finance Charge Collections
        allocable to Series 1996-1 with respect to any Finance Charge
        Shortfall in such Series for the relevant Due Period                          $             0.00

 36. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                      ------------------
                                                                                      ------------------
                           (a)     Delinquent 31 to 60 days                           $    22,857,492.28
                                                                                      ------------------
                                                                                      ------------------
                           (b)     Delinquent 61 to 90 days                           $    13,471,126.27
                                                                                      ------------------
                                                                                      ------------------
                           (c)     Delinquent 91 days or more                         $    26,254,813.98
                                                                                      ------------------
                                                                                      ------------------

 Determination of Monthly Interest

 37.    Class A Monthly Interest:
                      a.  Class A Monthly Interest                                    $       816,835.05
                      b.  Funds allocated and available to pay Class A
                           Monthly Interest for relevant Due Period (4.3a)            $     2,631,746.61
                      c.  Class A Interest Shortfall (a less b)                       $             0.00
                      d.  Class A Additional Interest                                 $             0.00

 38.    Class B Monthly Interest:
                      a.  Class B Monthly Interest                                    $       117,761.81
                      b.  Funds allocated and available to pay Class B
                           Monthly Interest for relevant Due Period (4.3b)            $       364,921.44
                      c.  Class B Interest Shortfall (a less b)                       $             0.00
                      d.  Class B Additional Interest                                 $             0.00

 39.    Collateral Monthly Interest and Class D Monthly Interest:
                      a.  Collateral/Class D Monthly Interest                         $       218,721.27
                      b.  Funds allocated and available to pay Collateral/
                           Class D Monthly Interest for relevant Due Period           $       656,858.59
                      c.  Collateral/Class D Interest Shortfall (a less b)            $             0.00
                      d.  Collateral/Class D Additional Interest                      $             0.00

 Accumulation Period
 40.    Required Accumulation Factor Number                                                        11.00
 41.    Accumulation Period Factor                                                                  1.30
 42.    Accumulation Period Length                                                                  9.00
 43.    Accumulation period commencement date                                          February 1, 2001

 Determination of Monthly Principal

 44.    Class A Monthly Principal (pursuant to section 4.4a):
                   (X)a.  Fixed Allocation Percentage of Principal Receivable
                          Collections + Shared - Reallocated Coll. Applied            $             0.00
                   (Y)a.  Controlled Accumulation Amount                              $             0.00
                      b.  Deficit Controlled Accumulation Amount                      $             0.00
                      c.  Controlled Deposit Amount                                   $             0.00
                   (Z)a.  Class A Invested Amount                                     $   162,000,000.00
        Class A Monthly Principal (the least of x,y,z)                                $             0.00

 45.    Class B Monthly Principal (pursuant to section 4.4b)
        (distributable only after payout of Class A)
                   (X)a.  Fixed Allocation Percentage of Principal Receivable
                          Collections + Shared - Reallocated Collections
                          Applied - Class A Monthly Principal Applications            $             0.00
                   (Y)a.  Controlled Accumulation Amount                              $             0.00
                      b.  Deficit Controlled Accumulation Amount                      $             0.00
                      c.  Controlled Deposit Amount                                   $             0.00
                   (Z)a.  Class B Invested Amount                                     $    22,500,000.00
        Class B Monthly Principal (the least of x,y,z)                                $             0.00

 46.    Collateral Monthly Principal
                      a.  pursuant to 4.4c (i) prior to occurrence of
                          Early Amortization or payment in full of the
                          Class B Investor Amount (optional)                          $             0.00
                      b.  pursuant to 4.4c (ii) prior to occurrence of
                          Early Amortization or payment in full of the
                          Class B Investor Amount                                     $             0.00

 47.    Class D Monthly Principal (pursuant to section 4.4d)
        (distributable only after CIA is paid in full)                                $             0.00

 Available Funds

 48.    Class A Available Funds
                      a.  Class A Finance Charge allocation (line 29a)                $     2,627,434.38
                      b.  Class A Cap Payment                                         $             0.00
                      c.  Prior to Class B Principal Commencement Date, the
                          amount of Principal Funding and Reserve Account
                          Investment Proceeds for such Due Period                     $         4,312.23
                      d.  Any amount of Reserve Account withdrawn and
                         included in Class A Available Funds (section 4.14d)          $             0.00
                      e.  Class A Available Funds (sum a-d)                           $     2,631,746.61

 49.    Class B Available Funds
                      a.  Class B Finance Charge allocation (line 29b)                $       364,921.44
                      b.  Class B Cap Payment                                         $             0.00
                      c.  On or After Class B Principal Commencement Date, the
                          amount of Principal Funding and Reserve Account
                          Investment Proceeds for such Due Period                     $             0.00
                      d.  Any amount of Reserve Account withdrawn and
                         included in Class B Available Funds (section 4.14d)          $             0.00
                      e.  Class B Available Funds (sum a-d)                           $       364,921.44

 50.    Collateral Available Funds:
                      a.  Collateral Finance Charge allocation (line 29c)             $       474,397.87

 51.    Class D Available Funds
                      a.  Class D Finance Charge allocation (line 29d)                $       182,460.72

 Reallocated Principal Collections

 52.    Class D Subordinated Principal Collections (to the extent                     $             0.00
        needed to fund Required Amounts)

 53.    Collateral Subordinated Principal Collections (to the extent                  $             0.00
        needed to fund Required Amounts)

 54.    Class B Subordinated Principal Collections (to the extent                     $             0.00
        needed to fund Required Amounts)

 55.    Total Reallocated Principal Collections                                       $             0.00

 Investor Default Amounts

 56.    Class A Investor Default Amount                                               $       653,628.54
                                                                                      %            4.89%

 57.    Class B Investor Default Amount                                               $        90,781.74
                                                                                      %            4.89%

 58.    Collateral Investor Default Amount                                            $       118,016.26
                                                                                      %            4.89%

 59.    Class D Investor Default Amount                                               $        45,390.87
                                                                                      %            4.89%

 60.    Aggregate Investor Default Amount                                             $       907,817.42
                                                                                      %            4.89%
 Allocable Amounts for Series 1996-1

 61.    The Allocable Amount for Series 1996-1 as of the end of the
        relevant Due Period (Inv Default Amt + Series 96-1 Adjust Amt)
             Class A                                                                  $       653,628.54
             Class B                                                                  $        90,781.74
             Class C                                                                  $       118,016.26
             Class D                                                                  $        45,390.87
                                                                                      ------------------
                                                                                      ------------------
        Aggregate Allocable Amount                                                    $       907,817.42

 Required Amounts for Series 1996-1

 62.    Class A Required Amount (section 4.5a)
                      a.  Class A Monthly Interest for current Distribution
                           Date                                                       $       816,835.05
                      b.  Class A Monthly Interest previously due but not
                           paid                                                       $             0.00
                      c.  Class A Additional Interest for prior Due Period
                           or previously due but not paid                             $             0.00
                      d.  Class A Investor Allocable Amount                           $       653,628.54
                      e.  Class A Servicing Fee (if FNANB is no longer
                           servicer)                                                  $             0.00
                      f.   Class A Available Funds                                    $     2,631,746.61
                      g.  Class A Required Amount (sum of a-e minus f)                $             0.00

 63.    Class B Required Amount (section 4.5b)
                      a.  Class B Monthly Interest for current Distribution
                           Date                                                       $       117,761.81
                      b.  Class B Monthly Interest previously due but not
                           paid                                                       $             0.00
                      c.  Class B Additional Interest for prior Due Period
                           or previously due but not paid                             $             0.00
                      d.  Class B Servicing Fee (if FNANB is no longer
                           servicer)                                                  $             0.00
                      e.  Class B Available Funds                                     $       364,921.44
                      f.   Excess of Class B Allocable Amount over
                           funds available to make payments (section 4.8d)            $             0.00
                      g.  Class B Required Amount ((sum of a-d) minus e               $
                           plus f)                                                                  0.00

 64.    Collateral/Class D Required Amount (section 4.5c,d)
                      a.  Collateral/Class D Monthly Interest for current
                           Distribution date                                          $       218,721.27
                      b.  Collateral/Class D Monthly Interest previously
                           due but not paid                                           $             0.00
                      c.  Collateral/Class D Additional Interest for prior
                           Due Period or previously due but not paid                  $             0.00
                      d.  Collateral/Class D Servicing Fee (if FNANB is
                           no longer servicer)                                        $             0.00
                      e.  Collateral/Class D Available Funds                          $       656,858.59
                      f.   Excess of Collateral/Class D Allocable Amount
                           over funds available to make payments                      $             0.00
                      g.  Collateral/Class D Required Amount ((sum of
                           a-d) minus e plus f)                                       $             0.00

 Investor Charge-Offs

 65.    The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
        Amount and Class D Invested Amount
                      a.  Class A                                                     $             0.00
                      b.  Class B                                                     $             0.00
                      c.  Collateral Indebtedness Amount                              $             0.00
                      d.  Class D                                                     $             0.00

 66.    The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateral Indebtedness Amount and Class D
        Invested Amount
                      a.  Class B                                                     $             0.00
                      b.  Collateral Indebtedness Amount                              $             0.00
                      c.  Class D                                                     $             0.00

 67.    The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                      a.  Collateral Indebtedness Amount                              $             0.00
                      b.  Class D                                                     $             0.00

 Servicing Fee
        (2% of total Invested Amount)
 68.    Class A Servicing Fee for the relevant Due Period                             $       270,000.00

 69.    Class B Servicing Fee for the relevant Due Period                             $        37,500.00

 70.    Collateral Servicing Fee for the relevant Due Period                          $        48,750.00

 71.    Class D Servicing Fee for the relevant Due Period                             $        18,750.00

 Enhancement
              (18% of total Invested Amount)
 72.    Required Enhancement Amount
                      a. Invested Amount as of the last day of relevant Due
                          Period                                                      $   225,000,000.00
                      b.  Required Enhancement Amount (line a times 18%)                   40,500,000.00

 73.    Enhancement Surplus
                      a.  Amount on Deposit in the Cash Collateral Account            $             0.00
                      b.  Collateral Indebtedness Amount                              $    29,250,000.00
                      c.  Class D Invested Amount                                     $    11,250,000.00
                      d.  Required Enhancement Amount                                 $    40,500,000.00
                      e.  Enhancement Surplus ((sum of a-c)less d)                    $             0.00
                      f.  Enhancement deficiency, deposit excess Finance
                          Charge to Cash Collateral Account                           $             0.00

 Reserve Account

 74.    Lowest historical 3 month average Portfolio Yield less 3 month
        average Base Rate (must be > 4%, or line 75 will adjust accordingly)          %            5.01%

 75.    Reserve Account Funding Date (based on line 74)                                     12/15/00

 76.    Required Reserve Account Amount (after the Reserve Account
        Funding Date, 0.5% times the Class A/Class B Investor Amount)                 $       810,000.00

 77.    Available Reserve Account Amount
                      a.  Reserve Draw Amount (covered amount - p.f. proceeds)        $             0.00
                      b.  Reserve Account Investment Proceeds                         $         4,312.23
                      c.  Amount on deposit in the Reserve Account at the end of the
                           relevant Due Period less Investment Proceeds               $       810,000.00
                      d.  Required Reserve Account Amount (line 76)                   $       810,000.00
                      e.  Available Reserve Account Amount (after Reserve Draw)       $       810,000.00
                                                                                      ------------------
                                                                                      ------------------
                      f.   Required Reserve Account Deposit on Distribution Date      $             0.00
                                                                                      ------------------
                                                                                      ------------------

 Principal Funding Account

 78.    Principal Funding Account Balance at the beginning of the Due Period          $             0.00

 79.    a.  Daily Deposits to the Principal Funding Account during the
              relevant Due Period                                                     $             0.00
        b.  Principal Funding Account Investment Proceeds                             $             0.00

 80.    Withdrawals from the Principal Funding Account during the relevant
        Due Period                                                                    $             0.00

 81.    Principal Funding Account Balance as of the last day of the
        relevant Due Period                                                           $             0.00

 82.    LIBOR Determination date for the relevant Due Period                                12-Jan-01

 83.    LIBOR rate for the relevant Due Period                                        %           5.881%

 84.    As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7th day of February, 2001


                      FIRST NORTH AMERICAN NATIONAL BANK,
                      as Servicer


                      By ____________________________________
                      Name:  Philip J. Dunn
                      Title:  Vice President